                              IONA Technologies PLC

                      5,150,000 American Depositary Shares
                                  representing
                            5,150,000 Ordinary Shares

                             UNDERWRITING AGREEMENT

                                                           _______________, 2002

Lehman Brothers Inc.
SG Cowen Securities Corporation
Prudential Securities Incorporated
As Representatives of the several
Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
745 7th Avenue
New York, NY  10019

Dear Sirs:

                  IONA Technologies PLC, a public limited company organized under the laws of Ireland (the "Company"), and the shareholder of the Company listed on Schedule 2 (the "Selling Shareholder") propose to sell an aggregate of 5,150,000 American Depositary Shares (the "Firm ADSs"), representing 5,150,000 Ordinary Shares, par value (euro)0.0025 per share (the "Shares"), of the Company, of which the Company proposes to sell 5,000,000 Firm ADSs and the Selling Shareholder proposes to sell 150,000 Firm ADSs. In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 772,500 American Depositary Shares representing 772,500 Shares on the terms and for the purposes set forth in Section 3 (the "Option ADSs" and the "Option Shares", respectively). The Firm ADSs and the Option ADSs, if and to the extent purchased, are hereinafter collectively called the "ADSs." The Firm Shares will be deposited with Morgan Guaranty Trust Company of New York (the "Custodian") on the First Delivery Date (as hereinafter defined) or, in the case of the Option Shares, on the date on which Option ADSs purchased in respect of the over-allotment option are purchased, if such date is not the First Delivery Date, pursuant to a deposit agreement in the form previously delivered to you (the "Deposit Agreement"), dated as of February 24, 1997 among the Company, Morgan Guaranty Trust Company of New York as depositary (the "Depositary") and the holders from time to time of American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. This is to confirm the agreement concerning the purchase of the ADSs from the Company and the Selling Shareholder by the Underwriters.

     1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to and agrees with the Underwriters that:

       (a) A registration statement on Form F-3 (File No. 333-81212) with respect to the Firm Shares and Option Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form F-3 with respect to the Firm Shares and the Option Shares (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if to be so prepared, will be filed with the Commission on the date hereof under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations. Copies of the first registration statement, including all amendments thereto, and all documents incorporated by reference in the prospectus contained therein, together with the form of any such second registration statement have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives in accordance with this Agreement pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section l(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph
     (b) of Rule 430A of the Rules and Regulations and the documents incorporated by reference in the prospectus contained in the Registration Statements at the time such parts of the Registration Statements became effective; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the

Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     (b) A registration statement on Form F-6 under the Securities Act in respect of the ADSs evidenced by the ADRs has (i) been prepared by the Depositary in conformity with the requirements of the Securities Act and the Rules and Regulations, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement, including all amendments thereto, have been delivered by the Company to you as the Representatives of the Underwriters. As used in this Agreement, "ADS Registration Statement" means such registration statement, including all exhibits thereto, as amended at the time such registration statement shall have become effective.

     (c) The Primary Registration Statement and the ADS Registration Statemen conform (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements, the ADS Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and the ADS Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company (i) by an Underwriter through Lehman Brothers Inc. expressly for use therein or (ii) by or on behalf of any Selling Shareholder specifically for inclusion therein and described on Schedule 3 hereof.

     (d) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Lehman Brothers Inc. expressly for use therein.

     (e) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation; the Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except for such failures to so qualify and be in good standing or to have such power and authority which in the aggregate do not constitute a material adverse effect on the Company and its subsidiaries taken as a whole; and, except for Netfish Technologies, Inc. and Object-Oriented Concepts, Inc., none of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

     (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and credited as fully paid and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and credited as fully paid and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

     (g) The unissued Shares represented by ADSs to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and deposited as contemplated herein and in the Deposit Agreement, and when the ADSs have been issued and delivered against payment therefor as provided herein, the Shares, when so deposited and the ADSs, when so issued and sold, will be duly and validly issued and credited as fully paid; and the ADSs and the underlying Shares will conform in all material respects to the descriptions thereof contained in the Prospectus; and except for a resolution of the Board of Directors or any committee thereof allotting the exact number of Option Shares and Option ADSs, if any, no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the ADSs or the issuance and deposit of the Shares as contemplated herein and in the Deposit Agreement.

     (h) Upon the valid issuance by the Depositary of ADRs evidencing ADSs against deposit of Shares in respect thereof and against payment therefor in accordance with the provisions hereof and of the Deposit Agreement, the persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit

Agreement; and the Deposit Agreement conforms in all material respects to the description thereof contained in the Prospectus.

     (i) This Agreement has been duly authorized, executed and delivered by the Company.

     (j) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the memorandum and articles of association or by-laws or other constituent documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, filings, registrations or qualifications as may be required under the Exchange Act, the Irish Companies Acts 1963-2001 or the Listing Rules of the Irish Stock Exchange, and applicable state or foreign securities laws in connection with the Company's execution and delivery of this Agreement or the purchase and distribution of the ADSs by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

     (k) Except as may be disclosed in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the United States or Ireland or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance of the Shares as contemplated by the Company hereunder, (ii) the deposit of the Shares by the Company with the Custodian for the Depositary against issuance of ADRs evidencing ADSs registered in the names as instructed by the Underwriters, (iii) the sale of the ADSs by the Company to the Underwriters in the manner contemplated herein or (iv) the resale and delivery of such ADSs (evidenced by ADRs) by the Underwriters to the initial purchasers thereof as contemplated by the Prospectus.

     (l) Except as set forth in the Prospectus under Section 7(b) of "Additional Information and Reports Required Pursuant to Applicable Legal Requirements of Ireland," there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or the ADS Registration

Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     (m) Except as described in the Prospectus, the Company has not sold or issued any Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than Shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

     (n) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, except as set forth or contemplated in the Prospectus, since such date, there has not been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development known to the Company to involve a prospective material adverse change, in or affecting the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

     (o) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the consolidated financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.

     (p) Ernst & Young, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

     (q) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (r) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (s) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, trade secrets, technology, know-how and other patented and/or unpatentable proprietary or confidential information, systems, procedures and materials necessary for the conduct of their respective businesses; to the knowledge of the Company, neither the Company nor any of its subsidiaries is infringing or otherwise violating any such rights of others; and the Company and each of its subsidiaries have no reason to believe that the conduct of their respective businesses will conflict with, and, except as may be disclosed in the Prospectus, have not received any notice of any claim of conflict or infringement with, any such rights of others.

         (t) Except as may be disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a material adverse effect on the business, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (u) Except as may be disclosed in the Prospectus, no labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent; and no collective bargaining agreement exists with any of the Company's employees and, to the knowledge of the Company, no such agreement is imminent.

         (v) The Company has filed all income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, other than amounts being contested in good faith for which appropriate reserves have been made, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would have) a material adverse effect on the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

         (w) Since the respective dates as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than pursuant to its share option schemes, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

         (x) The Company (i) makes and keeps accurate books and records and (ii) maintains Internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (y) Neither the Company nor any of its subsidiaries (i) is in violation of its memorandum and articles of association, by-laws or other constituent documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for such events which in the aggregate do not constitute a material adverse effect on the Company and its subsidiaries taken as a whole, or
    (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for such failures which in the aggregate do not constitute a material adverse effect on the Company and its subsidiaries taken as a whole.

         (z) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have singly or in the aggregate with all such violations and remedial actions, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any of the properties now or previously owned or leased by the Company or its subsidiaries or into the environment surrounding such property of any toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable laws or regulations with respect to environmental protection.

         (ab) Neither the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         (ac) The Company's ordinary shares are registered pursuant to Section 12(g) of the Exchange Act and, when issued, the ADSs will be listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of terminating the registration of the Company's ordinary shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

         (ad) Except as disclosed in the Registration Statement, the Company is not, and upon the consummation of the transactions contemplated hereby and the application of the net proceeds as described in the Registration Statement under the caption "Use of Proceeds" will not become a "passive foreign investment company" as defined in Section 1297(a) of the Internal Revenue Code of 1986, as amended.

         2. Representations, Warranties and Agreements of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriters that:

         (a) The Selling Shareholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof), the Selling Shareholder will have, good and valid title to the Shares represented by the ADSs to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon deposit of the Shares as contemplated herein and in the Deposit Agreement and upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto and thereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (b) The Selling Shareholder has placed in custody under a custody agreement (the "Custody Agreement") with Lehman Brothers Inc., as custodian (the "Custodian"), Shares to be deposited with the Depositary in respect of the ADSs to be sold by the Selling Shareholder hereunder.

         (c) The Selling Shareholder has duly executed and delivered an irrevocable power of attorney (the "Power of Attorney") appointing the Company and one or more other persons, as attorneys, with full power of substitution, and with full authority

     (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Shareholder.

         (d) The Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, or, to the knowledge of the Selling Shareholder, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the ADSs by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

         (e) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

         (f) Except as may be disclosed in the Prospectus, including, without limitation, Irish stamp duty payable upon the deposit by the Selling Shareholder of the Shares with the Depositary (which is to be discharged by the Selling Shareholder), no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the United States or Ireland or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit of Shares by the Selling Shareholder with the Custodian for the Depositary against issuance of ADRs evidencing ADSs to be sold to the Underwriters, (ii) the sale of such ADSs by the Selling Shareholder to the Underwriters in the manner contemplated herein or (iii) the resale and delivery of such ADSs (evidenced by ADRs) by the Underwriters to the initial purchasers thereof as contemplated by the Prospectus.

         (g) The information pertaining to the Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectus is complete and accurate in all material respects.

         3. Purchase of the ADSs by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 5,000,000 Firm ADSs, and the Selling Shareholder hereby agrees to sell 150,000 Firm ADSs, severally and not jointly to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm ADSs set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company and the Selling Shareholder that number of Firm ADSs which represents the same proportion of the number of Firm ADSs to be sold by the Company, and by the Selling Shareholder, as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of Firm ADSs to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm ADSs shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters an option to purchase up to 772,500 Option ADSs. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm ADSs and are exercisable as provided in Section 5 hereof. Option ADSs shall be purchased severally for the account of the Underwriters in proportion to the number of Firm ADSs set opposite the name of such Underwriters in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company that number of Option ADSs which represents the same proportion of the number of Option ADSs to be sold by the Company as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I represents of the total number of Firm ADSs to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of each Underwriter with respect to the Option ADSs shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option ADSs other than in 100 share amounts.

         The price of both the Firm ADSs and any Option ADSs shall be US $______ per ADS.

         The Company and the Selling Shareholder shall not be obligated to deliver any of the ADSs to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the ADSs to be purchased on such Delivery Date as provided herein.

         4. Offering of ADSs by the Underwriters. Upon authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no ADSs registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

         5. Delivery of and Payment for the ADSs. Delivery of and payment for the Firm ADSs shall be made at the office of Lehman Brothers Inc., 339 Park Avenue, New York, NY 10022, United States at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On or prior to the First Delivery Date, the Company and the Selling Shareholder shall deliver or cause to be delivered in definitive form its respective Firm Shares representing the Firm ADSs to the Depositary and ADRs evidencing the Firm ADSs shall be delivered to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Shareholder of the purchase price by wire transfer of same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the ADRs evidencing the Firm ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the ADRs evidencing the Firm ADSs, the Company and the Selling Shareholder shall cause such ADRs to be available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         At any time on or before the 30th day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company. Such notice shall set forth the aggregate number of ADSs as to which the option is being exercised, the names in which the ADRs evidencing such Option ADSs are to be registered, the denominations in which such ADRs are to be issued and the date and time, as determined by the Representatives, when such ADRs are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the ADRs evidencing the Option ADSs are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date").

         Delivery of and payment for the Option ADSs shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the Shares representing the Option ADSs to the Depositary and the ADRs evidencing the Option ADSs to be delivered to the Representatives for the account of each Underwriter against payment to or upon the order of the Company, as the case may be, of the purchase price by wire transfer of same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the ADRs evidencing the Option ADSs shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the ADRs evidencing the Option ADSs, the Company shall make such ADRs available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

     6.    Further Agreements of the Company. The Company agrees with the
Underwriters:

          (a) To prepare any Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements, the ADS Registration Statement or to the Prospectus except as permitted herein; to file promptly all reports and other information required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of the prospectus is required in connection with the offering or sale of the ADSs; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement or the ADS Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the ADS Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives (on behalf of the Underwriters) and to counsel for the Underwriters a signed copy of each of the Registration Statements and a photocopy of the ADS Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements and the ADS Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and
     (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during the same such period to amend or supplement the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statements, the ADS Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any (i) amendment to either of the Registration Statements or the ADS Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent (which need not be in writing) of the Representatives to the filing;

          (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) To the extent any such materials are not available through the Commission's Electronic Data Gathering and Retrieval System (EDGAR), for a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the ADSs or Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs;

          (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of), any Shares or ADSs or securities convertible into or exchangeable for Shares or ADSs (other than the ADSs and Shares issued pursuant to employee stock option plans existing on the date hereof or contractual obligations of the Company existing as of the date hereof), or sell or grant options, rights or warrants with respect to any Shares (other than the grant of options pursuant to option plans existing on the date hereof), or register for sale any outstanding Shares or ADSs (other than Shares or ADSs to be registered pursuant to a registration statement on Form S-8), in each case without the prior written consent of Lehman Brothers Inc., except for the ADSs to be sold pursuant to this Agreement; and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of), any Shares or ADSs or securities convertible into or exchangeable for Shares or ADSs, or sell or grant options, rights or warrants with respect to any Shares, or register for sale any outstanding Shares or ADSs, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc., except for (i) the ADSs to be sold pursuant to this Agreement, (ii) ADSs purchased from the Underwriters as part of the offering contemplated by this Agreement or in the public market pursuant to brokers' transactions and (iii) in the case of each officer and director of the Company who is not a Selling Shareholder, up to 25,000 Shares or ADSs;

          (j) To apply the net proceeds from the sale of the ADSs being sold by the Company as set forth in the Prospectus;

          (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

          (l) To take such steps as shall be necessary to maintain the listing of the ADSs on the Nasdaq National Market; and

          (m) Not to take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs.

          7. Further Agreements of the Selling Shareholder. The Selling Shareholder agrees with the Underwriters:

          (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any Shares or ADSs or securities convertible into or exchangeable for Shares or ADSs, or sell or grant options, rights or warrants with respect to any Shares, or register for sale any outstanding Shares or ADSs (other than

     Shares or ADSs to be registered pursuant to a registration statement on Form S-8), in each case, without the prior written consent of Lehman Brothers Inc., except for (i) the ADS to be sold pursuant to this Agreement and (ii) ADSs purchased from the Underwriters as part of the offering contemplated by this Agreement or in the public market pursuant to brokers' transactions.

          (b) That the Shares to be deposited with the Depositary by the Selling Shareholder hereunder against issuance of ADSs, which are represented in definitive form and held in custody for the Selling Shareholder, are subject to the interest of the Underwriters and the Selling Shareholder thereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of the Selling Shareholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or by the occurrence of any other event.

          (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 BEN.

          8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the ADSs sold by the Company and any transfer or other taxes payable in that connection, including without limitation any Irish capital duty; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and the ADS Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements and the ADS Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the costs of delivering and distributing the Custody Agreement and the Power of Attorney; (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the ADSs; (h) any applicable listing or other fees (including, without limitation, costs incident to listing the Shares on the Official List of the Irish Stock Exchange); (i) the fees and expenses of qualifying the ADSs under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation, the fees and expenses of Ernst & Young, the Company's independent accountants, and the fees and expenses of counsel to the Company; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the ADSs made by the Underwriters; the Selling Shareholder shall pay the fees and expenses of its counsel and the fees and expenses of the Custodian; and the Selling Shareholder shall pay any transfer or other taxes payable in connection with the deposit of Shares by it with the Depositary against the issuance of ADRs evidencing ADSs to be sold to the Underwriters and otherwise in connection with ADSs sold by it, including, without limitation, any Irish stamp duty.

           9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholder contained herein, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of either of the Registration Statements or the ADS Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements, the ADS Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that either of the Registration Statements, the ADS Registration Statement or the Prospectus, any document incorporated by reference into the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Hale and Dorr LLP, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreement, the Power of Attorney, the ADSs, the Registration Statements, the ADS Registration Statement, the Prospectus, and any document incorporated by reference into the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory to counsel for the Underwriters, and the Company and the Selling Shareholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Testa, Hurwitz & Thibeault, LLP shall have furnished to the Representatives their written opinion, as U.S. counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit A hereto.
              ---------

          (e) William Fry, Solicitors, shall have furnished to the Representatives their written opinion, as Irish counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit B-1 hereto. William Fry Tax Advisors Limited shall have
              -----------
     furnished to the Representatives their written opinion, as Irish tax counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit B-2 hereto.
                         -----------

          (f) Counsel to the Selling Shareholder shall have furnished to the Representatives their written opinion, as counsel to the Selling Shareholder, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit C hereto.
                         ---------

          (g) Ziegler, Ziegler & Altman, counsel for the Depositary, shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit D
                                                                     ---------
     hereto.

          (h) With respect to the letter of Ernst & Young delivered to the Representatives concurrently with the execution of this Agreement, (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer, on behalf of the Company, stating that:

                      (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 9(a) have been fulfilled;

                      (ii) (A) Neither the Company nor any of its subsidiaries
                  has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries or any change, or any development known to the Company to involve a prospective change, in or affecting the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and

             (iii) They have carefully examined the Registration Statements, the ADS Registration Statement and the Prospectus and, in their opinion
          (A) the Registration Statements and the ADS Registration Statement, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the ADS Registration Statement or the Prospectus which has not been so set forth in such supplement or amendment.

         (j) The Selling Shareholder (or one or more attorneys on behalf of the Selling Shareholder) shall have furnished to the Representatives on the First Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Shareholder (or one or more attorneys) stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of such Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to such Delivery Date.

         (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
    (ii) a banking moratorium shall have been declared by U.S. federal or state or Irish authorities, (iii) the United States or Ireland shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or Ireland or there shall have been a declaration of a national emergency or war by the United States or Ireland or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or Ireland shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the ADSs being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (m)  The ADSs shall be listed on the Nasdaq National Market.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of ADSs), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the ADSs under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the ADSs or the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 10(h) or (ii) by or on behalf of any Selling Shareholder specifically for inclusion therein and described in Schedule 3 hereof; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of ADSs to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) The Selling Shareholder shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of ADSs), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder specifically for inclusion therein and described in Schedule 3 hereof, and shall reimburse each Underwriter, its officers, employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers, employees, or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of ADSs to any person by that Underwriter if that Underwriter failed to send or give a copy of the

    Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c). The foregoing indemnity agreement is in addition to any liability which the Selling Shareholder may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

         (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Selling Shareholder, each of their officers and employees, each of their directors and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or the Selling Shareholder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained
    (A) in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 10(h), and shall reimburse the Company, the Selling Shareholder and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Selling Shareholder or any such director, officer or controlling person.

         (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein. and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 10 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 10 consist of the Company or any of the Company's directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in this Section 10, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholder on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the ADSs under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this
    Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The Underwriters severally confirm that the statements with respect to the public offering of the ADSs set forth on the cover page and the back cover of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

          (g) The liability of the Selling Shareholder under the representations, warranties and agreements contained herein and under the indemnity and contribution agreements contained in this Section 10 shall be limited to an amount equal to the public offering price of the ADSs sold by the Selling Shareholder to the Underwriters minus the amount of the underwriting discounts and commissions paid thereon to the Underwriters by such Selling Shareholder. Notwithstanding anything to the contrary in this
     Section 10, no Underwriter or officer, employee or controlling person of such Underwriter shall seek indemnification or contribution from the Selling Shareholder pursuant to this Section 10 unless the Company has not paid and performed in full its obligations to such Underwriter, officer, employee or controlling person under this Section 10 and such Underwriter, officer, employee or controlling person shall have proceeded first against the Company.

          11. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the ADSs which the defaulting Underwriter agreed but failed to purchase on the such Delivery Date in the respective proportions which the number of Firm ADSs set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm ADSs set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the ADSs on such Delivery Date if the total number of ADSs which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of ADSs to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of ADSs which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the ADSs to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the ADSs which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option ADSs) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 8. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Firm ADSs which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholder for damages caused by its default. If other underwriters are obligated or agree to purchase the ADSs of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statements, the ADS Registration Statement, the Prospectus or in any other document or arrangement.

          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholder prior to delivery of and payment for the Firm ADSs if, prior to that time, any of the events described in Sections 9(1) or 9(m) shall have occurred or if the Underwriters shall decline to purchase the ADSs for any reason permitted under this Agreement.

          13. Reimbursement of Underwriters' Expenses. If either the Company or the Selling Shareholder shall fail to deposit the Shares pursuant to the terms of the Deposit Agreement and tender the ADSs for delivery to the Underwriters for any reason permitted under this Agreement or if the Underwriters shall decline to purchase the ADSs for any reason permitted under this Agreement (other than the termination of this Agreement pursuant to Section 9(m) or 11), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the ADSs, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 339 Park Avenue, New York, NY 10022, Attention: Syndicate Registration Department (Fax: (212) 526-0943), with a copy to the Office of the General Counsel (Fax: (212) 526-0943);

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chairman of the Board (Fax:
     011-353-1-637-2888), with a copy to the Company's agent for service set forth in the Registration Statement (Fax: (781) 902-8009);

          (c) if to the Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to the Selling Shareholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives, and the Company, and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Shareholder by one or more attorneys set forth in the Power of Attorney.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholder and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholder contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and the Selling Shareholder and any person controlling the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Selling Shareholder and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day"; "Subsidiary" and "Ireland". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and (c) "Ireland" means the island of Ireland and its islands and territorial seas (other than the portion thereof (i.e. Northern Ireland) which is part of the United Kingdom).

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          19. Submission to Jurisdiction; Appointment of Agent for Service; Currency Indemnity

          (a) To the fullest extent permitted by applicable law, the Company and the Selling Shareholder irrevocably submits to the jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company and the Selling Shareholder, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints CT Corporation System located at 1633 Broadway, New York, New York 10019 (the "Process Agent"), as the authorized agent of the Company, the

     Selling Shareholder, respectively, upon whom process may be served in any such suit or proceeding. The Company and the Selling Shareholder represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company and the Selling Shareholder hereby irrevocably authorizes and directs the Process Agent to accept such service. The Company and the Selling Shareholder further agree that service of process upon the Process Agent and written notice of said service to the Company, the Selling Shareholder, as the case may be, mailed by first class mail or delivered to the Process Agent shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company and the Selling Shareholder agree that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

          (b) To the fullest extent permitted by applicable law, the obligations of the parties to make payments hereunder is in United States dollars (the "Obligation Currency") and such obligations shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) in United States dollars for the amount (if any) by which such effective receipt shall be less than the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

          20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     IONA Technologies PLC

                                     By:_______________________________
                                         Barry S. Morris
                                         Chief Executive Officer

                                     The Selling Shareholder Named In Schedule 2
                                     To This Agreement

                                     By:________________________________________
                                         Attorney

Accepted:

LEHMAN BROTHERS INC.
SG COWEN SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto

By: LEHMAN BROTHERS INC.

By:_________________________________
    Authorized Representative

                                   SCHEDULE 1

                                                                      Number of
                                                                         ADSs
Underwriters                                                         -----------
------------
Lehman Brothers Inc....................................
SG Cowen Securities Corporation .......................
Prudential Securities Incorporated ....................


       Total.......................................................  5,150,000
                                                                     =========

                                   SCHEDULE 2

Names and Address of Selling Shareholder        Number of Firm ADS
----------------------------------------        ------------------

Annrai O'Toole                                  150,000
c/o IONA Technologies PLC
The IONA Building
Shelbourne Road, Ballsbridge
Dublin 4, Ireland

                                   SCHEDULE 3

         Information Provided by or on behalf of Selling Shareholder
         -----------------------------------------------------------

         The information furnished to the Company by or on behalf of the Selling Shareholder specifically for use in the preparation of the Registration Statements, the ADS Registration Statement or the Prospectus, or any amendments or supplements hereto, consists of (i) the names of the Selling Shareholder (including the respective footnotes thereto) and (ii) the number of Shares owned by the Selling Shareholder, in each case as set forth under the caption "Principal and Selling Shareholders."

                                    EXHIBIT A

         The opinion of Testa, Hurwitz & Thibeault, LLP shall be substantially to the following effect:

         (i) This Agreement has been duly executed and delivered by the Company;

         (ii) The issue and sale of the ADSs being delivered on such Delivery Date in the manner contemplated hereby will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company are subject; or (B) any statute, rule or regulation, or any order known to such counsel, of any U.S. court or governmental agency or body having jurisdiction over the Company or any of its property or assets;

         (iii) The issuance and delivery of the Shares by the Company, the deposit of the Shares and the issuance of the ADRs evidencing ADSs pursuant to the Deposit Agreement and the performance by the Company of its obligations under the Deposit Agreement and this Agreement, do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the Commonwealth of Massachusetts except for (A) compliance with Blue Sky and state securities laws applicable to the offering and sale of the ADSs contemplated by the Underwriting Agreements and the clearance of the underwriting arrangements relating to such offering and sale by the National Association of Securities Dealers, Inc., (B) orders of the Commission declaring the Registration Statement and the ADS Registration Statement effective under the Securities Act and (C) such consents, approvals, authorizations, orders, qualifications and registrations that have been obtained;

         (iv) The statements in the Prospectus under the heading "Description of American Depositary Receipts", insofar as such statements purport to summarize certain provisions of the Deposit Agreement, constitute a fair summary of such provisions;

         (v) The statements in the Prospectus under the heading "Certain U.S. Federal Income Tax Considerations", insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary thereof;

         (vi) Based solely upon telephonic inquiry of the Commission, the Registration Statement has become effective under the Securities Act, any required filing of the Prospectus filed with the Commission has been made within the time period required by Rule 424(b) and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

         (vii) Upon the due and valid issuance by the Depositary of ADRs evidencing ADSs against deposit of Shares in respect thereof and against payment therefor in accordance with the provisions of this Agreement and the Deposit Agreement, the persons in whose names the ADRs are registered will be entitled to the rights of registered holders of ADRs specified in the ADRs and in the Deposit Agreement;

         (viii) To the knowledge of such counsel, there is no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, and there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

         (ix) To the knowledge of such counsel, except for contracts, agreements and understandings filed by the Company with the Commission, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

         (x) IONA Technologies, Inc. is duly qualified as a foreign corporation to do business in the State of California, the Commonwealth of Massachusetts and the Commonwealth of Virginia;

         (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the U.S. Investment Company Act of 1940, as amended;

         (xii) The Registration Statement, as of its Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and schedules and other financial data (and statistical data derived therefrom) therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and

         (xiii) No information has come to the attention of such counsel which causes them to believe that as of the Effective Date, the Registration Statement (other than the financial statements and schedules and other financial data (and statistical data derived therefrom) therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that, as of the date of the Prospectus and such Delivery Date, the Prospectus (other than the financial statements and schedules and other financial data (and statistical data derived therefrom) therein, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the federal laws of the United States and the laws of the Commonwealth of Massachusetts; (ii) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, (iii) rely, as to matters of Irish law, on the opinion of William Fry, Irish counsel for the Company, (iv) rely, as to matters of New York law, on the opinion of Hale and Dorr LLP, (v) state that their opinion is subject to the effect of judicial application of foreign laws or foreign governmental actions affecting such creditors' rights. Such opinion also may state that (A) such counsel expresses no opinion as to the subject matter jurisdiction of the federal courts of the United States of America over any action between two parties neither of which is a "citizen" of any state for purposes of 28 U.S.C.
(S) 1332 and (B) such counsel expresses no opinion as to the enforceability of Section 19(b) of this Agreement relating to currency indemnity, and (vi) rely, with respect to matters set forth in opinion clause (x) above, on a certificate from the Secretary of the Commonwealth for the Commonwealth of Virginia, a certificate from the Secretary of the Commonwealth for the Commonwealth of Massachusetts and a certificate from the Secretary of State for the State of California. Such opinion also may state that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in opinion clauses (iv) and (v) above) and makes no representation that they have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid).

                                   EXHIBIT B-1

      The opinion of William Fry, Solicitors shall be substantially to the following effect:

           (i) The Company is a public limited company and each of its Irish-incorporated subsidiaries (the "Irish Subsidiaries" are private limited liability companies. Each of the Company and the Irish Subsidiaries has been duly incorporated and is validly existing as a legal entity under the laws of Ireland and has corporate power and authority to own or lease its Irish properties and conduct the businesses in which it is engaged as described in the Prospectus;

           (ii) The Company has an authorized share capital as set forth on page A-1 of the Prospectus under the caption "Share Capital", and all of the issued shares in the capital of the Company (including the Shares to be sold by the Selling Shareholder) have been duly authorized and validly issued, are fully paid (i.e. not subject to further calls thereon by the Company) and conform to the description thereof contained in the Prospectus; all of the issued shares of each Irish subsidiary of the Company have been duly authorized and validly issued and are fully paid and the Shares underlying the ADSs to be sold by the Company under this Agreement will, when issued, be validly issued and authorized and be fully paid (i.e. not subject to further calls thereon by the Company);

           (iii) Except as disclosed in the Prospectus, all dividends and other distributions validly declared and payable on the Shares represented by the ADSs may, under Irish laws and regulations current at the date of such opinion, be paid to the Depositary and freely transferred out of Ireland (provided that no opinion is hereby expressed as to the tax consequences of any such dividend or distribution);

           (iv) Except as disclosed in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Shares pursuant to the Company's Memorandum and Articles of Association or pursuant to Irish law;

           (v) The issue and sale of the Shares to be sold by the Company and consummation by the Company and the Selling Shareholder of the transactions contemplated by the Agreement will not result in any violation of the provisions of (A) the Memorandum or Articles of Association of the Company, (B) any Irish statute or statutory instrument, (C) any order thereunder known to us which is addressed to the Company or the Irish Subsidiaries, (D) any published Irish rule or regulation known to us of any Irish governmental agency having jurisdiction over the Company or any of the Irish Subsidiaries or any of their Irish properties, or (E) any order known to us of an Irish governmental agency specifically naming the Company or any of the Irish Subsidiaries or any of their properties. The opinions in clauses (C) and (E) above of this paragraph (v) are given solely on the basis set out, and in reliance upon certificates of responsible officers of the Company. Except for (A) the filing by the Company with the Irish Registrar of Companies of a return of allotments and the payment by the Company of capital duty, in respect of the issue of the Shares underlying the ADSs to be sold by the Company under this Agreement (neither of which actions is required in order for the issue of such Shares to be valid and effective)), (B) the registration of the Prospectus and related documents with the Irish Registrar of Companies as required by the Irish Companies Acts 1963-2001, (C) the filing of a listing particulars and other documents required by the Listing Rules of the Irish Stock Exchange Limited, no consent, approval, authorization or order of, or any filing or declaration with, any such court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by or on behalf of the Company of any action contemplated hereby;

           (vi)   The statements contained in the Prospectus under the captions
(A) "Description of Share Capital", insofar as such statements describe statutes or regulations of Ireland or certain Articles of the Articles of Association of the Company, constitute accurate summaries of certain provisions thereof, and
(B) Additional Information and Reports Required Pursuant to Applicable Legal Requirements of Ireland," insofar as such statements describe the Articles of Association of the Company, constitute a fair summary thereof in all material respects;

           (vii) The Company has the corporate power and authority to enter into and perform its obligations under the Agreement. All necessary corporate action has been taken by the Company to authorize the signature or execution of the Agreement. The Agreement has been duly signed on behalf of the Company;

           (viii) Insofar as any requirements of Irish law are relevant thereto,
(A) the submission of the Company in the manner set forth in Section 19 hereof to the nonexclusive jurisdiction of the State and Federal courts in the Borough of Manhattan, The City or New York, New York (each a "New York court"), (B) the waiver by the Company of any objection to the venue of a proceeding in a New York court, and (C) the irrevocable appointment by the Company of CT Corporation System as its agent in New York to accept service of any process which may be instituted pursuant to the jurisdiction of any New York court, are each legal, valid and binding on the Company;

           (ix) The Company has the legal capacity to sue and be sued in its own name under the laws of Ireland;

           (x) To enforce a judgment obtained in the courts of the State of New York or any federal court in the State of New York in respect of an agreement expressed to be governed by New York law (a "New York Judgment"), legal process must be initiated before a court of competent jurisdiction in Ireland. An Irish court will recognize and enforce a New York Judgment without retrial or examination of the merits of the case provided that (A) the New York Judgment was not obtained or alleged to have been obtained by fraud or misconduct; (B) the process and decision of the New York court were not contrary to natural or constitutional justice under the laws of Ireland and the enforcement of the New York Judgment would not be contrary to public policy as understood by the Irish courts or constitute the enforcement of a judgment of a penal or taxation nature; (C) the New York Judgment is final and conclusive and is for a debt or a definite sum of money; (D) the jurisdiction of the New York court has been exercised in circumstances which, as a matter of Irish law, an Irish court will recognize as justifying enforcement of the New York Judgment;
(E) the procedural rules of the New York court in relation to the obtaining of the New York Judgment have been observed; and (F) the

New York Judgment is not inconsistent with a Judgment of an Irish court in respect of the same matter;

           (xi) If this Agreement was sued upon before a court in Ireland, such court would recognize and give effect to the provisions of such agreements whereby they are expressed to be governed by and construed in accordance with the laws of the State of New York, provided that (A) it was duly pleaded that such agreements are expressed to be governed by and construed in accordance with such laws, (B) such laws were not chosen with the intention of evading the laws of Ireland, and (C) the choice of such laws was not at variance with Irish public policy in a sufficiently fundamental manner to make the Irish court disregard such choice nor with any provision of an applicable Act of the Oireachtas;

           (xii) This Agreement is in proper legal form for enforcement against the Company in Ireland; to ensure the legality, validity, enforceability of this Agreement in accordance with its terms or the admissibility in evidence in Ireland of this Agreement, it is not necessary under the laws of Ireland that this Agreement be registered, recorded, filed with any court or other authority in Ireland or be notarized or that any documentary, stamp or similar tax, imposition or charge be paid on or in respect of such agreement; and

           (xiii) [The Prospectus was, on or before the date of its publication, duly delivered to the Registrar of Companies in the Republic of Ireland for the registration in accordance with Sections 47 of the Irish Companies Act having endorsed thereon, or attached thereto, all such matters as are required by the said Section 47 to be endorsed on or attached to it.]

           In rendering such opinion, such counsel may make such assumptions and qualifications as shall be agreed by counsel and the Underwriters and rely, as a matters of fact, to the extent such counsel and the Underwriters deem proper, on the certificates of responsible officers of the Company. Such opinion may also state that (A) such counsel expresses no opinion as to the enforceability of
Section 19(b) of this Agreement relating to currency indemnity in an insolvency situation, and (B) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and makes no representations that they have independently verified the accuracy, completeness or fairness of such statements.

                                   EXHIBIT B-2

            The opinion of William Fry Tax Advisors Limited shall be substantially to the following effect:

           (a) The statements contained on pages 63 to 66 of the Prospectus under the caption "Certain Irish Tax Considerations" (as annexed hereto as Exhibit "A" and initialed for identification purposes only), insofar as such statements purport to summarize certain tax laws of Ireland, constitute, subject to the assumptions and qualifications stated therein, a fair summary of the material Irish taxation consequences to Irish and U.S. holders of the acquisition, ownership and disposition of Ordinary Shares or ADSs representing Ordinary Shares in the Company.

           (b) No stamp or other issuance duties are payable by or on behalf of the Underwriters to the Irish Government or to any political subdivision or taxing authority thereof or therein in connection with:

              (i) The issuance and allotment of 5,000,000 ADSs to the Underwriters representing 5,000,000 ordinary shares in the capital of the Company issued by the Company to the Custodian in respect of the Offer;

              (ii) The issuance and allotment of any Option ADSs to the Underwriters representing Option Shares in the capital of the Company issued by the Company to the Custodian in respect of the over-allotment option in favour of the Underwriters;

              (iii) The sale and delivery of ADSs outside Ireland by the Underwriters to purchasers of ADSs.

           (c) [Irish stamp duty at the rate of 1% of the consideration paid to the Selling Shareholder by the Underwriters will be payable within 30 days of the date of execution of the stock transfer forms transferring the Selling Shareholder's shares to the Custodian.]

           In rendering such opinion, such counsel may make such assumptions and qualifications as shall be agreed by counsel and the Underwriters and rely, as a matters of fact, to the extent they deem proper, on the certificates of responsible officers of the Company.

                                    EXHIBIT C

           The opinion of counsel to the Selling Shareholder shall be substantially to the following effect:

          (i) This Agreement has been duly executed on behalf of the Selling Shareholder;

          (ii) Upon payment for, and delivery of, the ADSs in respect of the Shares to be sold by the Selling Shareholder under this Agreement in accordance with the terms hereof, the Underwriters will acquire all of the rights of the Selling Shareholder in such Shares free and clear of all liens, charges, encumbrances, security interests, restrictions and claims; and

          (iii) Except as set forth in the Prospectus, there are no transfer or similar taxes payable in connection with the deposit of Shares by the Selling Shareholder and the delivery of ADSs in respect of such Shares to the several Underwriters.

           In rendering such opinion, such counsel may make such assumptions and qualifications as shall be agreed by counsel and the Underwriters.

                                    EXHIBIT D

           The opinion of Ziegler, Ziegler & Altman shall be substantially to the following effect:

           Upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

           In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.